Segments	12 Months Ended
Dec. 31, 2024
Segment Reporting [Abstract]
Segments
NOTE 14 - Segments:

The Company operates globally, and its business is unified for the purposes of valuation of its performance.

Management does not segregate it business for internal reporting. The Company's Chief Operating Decision Maker (“CODM”), who is the CEO evaluates the Company's performance based on its unified internal reporting which is consistent with the presentation in the Company’s financial statements.

In order to make operating decisions, the CODM examines the employee salaries including the commission expenses. In addition, the CODM examines the segment's marketing expenses (which includes advertising and trade shows)- the amounts that will be invested in advertising and trade shows.

	Year ended December 31
	2024	2023
Revenues from customers	394,818	492,048
Less:
Employee salaries including commission expenses	101,920	109,484
Marketing expenses	26,987	29,039
Share based compensation	16,569	23,600
Interest income	33,537	21,128
Depreciation	728	623
*Other expenses	138,682	133,163
Income before income taxes	143,469	217,267
Income taxes benefit (expenses)	37,806	(19,348)
Net income	181,275	197,919

* Other expenses included in net income includes cost of revenues (excluding salaries, depreciation and share based compensation); research and development expenses (excluding salaries, depreciation and share based compensation); sales expenses (excluding salaries, commission, depreciation and share based compensation); general and administrative expenses (excluding salaries and share based compensation); and finance expenses of exchange rate and bank commission.